                        LONGLEAF PARTNERS SMALL-CAP FUND
                                                                January 22, 1996
TO OUR SHAREHOLDERS:

We are pleased to report that Longleaf Partners Small-Cap Fund grew its net asset value 18.6% in 1995, and in our view, made further progress in improving the portfolio holdings. As could be expected, however, our results lagged the previously hot, technology-led Wilshire 5000. "It's not the businesses I don't own that keep me awake at night," one of our first clients told us some two decades ago. In 1995 we slept soundly knowing our business values were growing, our corporate partners were competent and that in most cases, share prices were closing the gap between price and value.

A list of the best performing industries last year included biotechnology (+80%) and semiconductors (+64%). These businesses have characteristics and threats we have never fully understood and as a result we have stayed away. When Microsoft's Bill Gates reviewed Roger Lowenstein's Buffett: The Making of an American Capitalist in the January-February 1996 issue of Harvard Business Review, we were comforted to read Mr. Gates' views on choosing the likely winners in the fiercely competitive technology world. "Warren stays away from technology companies because he likes investments in which he can predict winners a decade in advance - an almost impossible feat when it comes to technology."

The data below summarizes Small-Cap's recent average annual and cumulative returns for the four full years which your two current managers have had responsibility for the Fund:

                         AVERAGE ANNUAL TOTAL RETURNS*

                          LONGLEAF PARTNERS
                           SMALL-CAP FUND       VALUE-LINE INDEX     WILSHIRE 5000 INDEX
                          -----------------     ----------------     -------------------
    LAST FOUR YEARS              12.02%                7.34%                 13.40%
    LAST THREE YEARS             13.79%                7.47%                 14.91%
    LAST TWO YEARS               10.88%                5.88%                 16.76%
    LAST YEAR                    18.61%               19.29%                 36.45%

                           CUMULATIVE TOTAL RETURNS*

                          LONGLEAF PARTNERS
                           SMALL-CAP FUND       VALUE-LINE INDEX     WILSHIRE 5000 INDEX
                          -----------------     ----------------     -------------------
    LAST FOUR YEARS              57.44%               32.77%                 65.35%
    LAST THREE YEARS             47.32%               24.13%                 51.74%
    LAST TWO YEARS               22.94%               12.11%                 36.36%
    LAST YEAR                    18.61%               19.29%                 36.45%
    LAST QUARTER                  2.25%                0.02%                  4.88%

Many of you have recently asked if Small-Cap's performance is on the verge of matching the above average relative and absolute results of our older and larger Longleaf Partners Fund. While we don't have precise answers, we think the following observations and opinions will help add perspective:

    - As significant owners, we were satisfied with LLSC's 18.6% return in 1995, regardless of results others achieved in areas we don't understand and have difficulty valuing.

    - We are off to a good start in 1996 both relatively and absolutely.

    - We feel the building blocks in the portfolio are the best we have had since LLSC was founded. The quality of the businesses, the managements running them and the prices we have paid support this view.

    - The composite price-to-value ratio of Small-Cap remains very attractive. By upgrading the mix of the Fund's holdings (see "Portfolio Changes" on last page), we believe we have improved the probability that over the next few years more of our companies will reach their intrinsic value.

    - The Fund's board, the advisor's retirement plan, the employees of the advisor and their families continue to increase their investment in Longleaf Partners Small-Cap Fund. With $30 million vested in the Fund's success, we remain the largest investment group, owning over 21% of total assets. We are unaware of any fund advisor who has as significant a commitment to its fund.

    - Our retirement plan at Southeastern is equally invested in both funds.

Small-Cap's expense ratio continued to decline last year from 1.38% in 1994 to 1.30%, and from 1.50% when the Fund opened in 1989. The Fund remains committed to imposing no sales load, no 12b-1 fees and no redemption fees. We continue to focus on lowering our cost of owning Small-Cap by both controlling expenses and minimizing turnover which was a relatively low 32.9% in 1995. We are acutely aware of how long-term holding periods and tax deferral benefit the compounding process and our overall after tax return.

We send you our best wishes for a happy and prosperous 1996. We hope that many of you will join us at the Fund's annual meeting which will be held Tuesday, May 7 at 5:30 p.m. at the Dixon Gallery and Gardens in Memphis.

Sincerely,

/s/ O. Mason Hawkins, CFA                 /s/ G. Staley Cates, CFA
-------------------------                 ------------------------
O. Mason Hawkins, CFA                     G. Staley Cates, CFA
Co-Portfolio Manager                      Co-Portfolio Manager
--------------------------------------------------------------------------------

* The average annual total returns of Longleaf Partners Small-Cap Fund for the one year and five years ended December 31, 1995 and from its initial public offering on February 21, 1989 through December 31, 1995 are 18.61%, 14.74% AND 7.95%, respectively. Fund returns and those of the Wilshire 5000 Index are shown with all dividends and distributions reinvested; the Value Line Index is not available with reinvested dividends. The stock market indices shown are unmanaged. Past investment performance is no guarantee of future investment performance, and the value of an investment when redeemed may be more or less than the purchase price.
--------------------------------------------------------------------------------


                                         Average Annual Return
                                         ---------------------
                            LLSC          Wilshire 5000         Value-Line
                            ----          -------------         ----------
Five Year                   14.7%            17.3%                  11.0%
Four Year                   12.0%            13.4%                   7.3%
Three Year                  13.9%            14.9%                   7.5%
Two Year                    10.9%            16.8%                   5.9%
One Year                    18.6%            36.4%                  19.3%
Since Inception              7.9%            14.4%                   4.4%

---------------------------------------------------------------------
     LONGLEAF PARTNERS SMALL-CAP FUND
     MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
     FOR THE YEAR ENDED DECEMBER 31, 1995
---------------------------------------------------------------------

Longleaf Partners Small-Cap Fund (LLSC) produced an 18.6% total return for shareholders in 1995 without exposure to technology stocks which are difficult for us to value. Southeastern believes that the portfolio's current holdings are financially sound, well managed, good businesses and are positioned for substantial growth over the next five years.

In 1995 the Fund liquidated two financial services companies as their prices approached our appraisals with the market's renewed interest in this sector. Legg Mason, the regional brokerage firm provided almost 10% of the year's gains. The mutual fund company, Pioneer Group, contributed an additional 6.8% of 1995's return. The sale of Arden Group, a California grocery operator, realized $1.2 million in gains for LLSC. The stock rose in recognition of the company's improved profitability.

The Fund also benefitted from tax deferred unrealized gains of companies that remain in the portfolio. Meredith Corp., with its publishing business and television stations, contributed over $3.8 million to 1995 performance as advertising revenues and circulation grew. Longtime holding Alleghany continued to add to LLSC's value, providing $1.6 million in 1995. The company benefitted substantially as its large holding in Santa Fe Pacific railroad was merged with Burlington Northern. The Fund's largest holding, White River Corporation, rose in price as investors focused on the company's automobile claims settlement services and profitable stake in Northwest Airlines. This provided $1.5 million to LLSC. Union Corp. added $1.4 million to the portfolio's value as profits grew from the company's accounts receivable and debt collection management services.

Of LLSC's new holdings, Thomas Industries which makes lighting products, compressors and vacuum pumps, contributed 5.1% of the year's gains with the acceleration of its revenues and earnings. Another new holding, American Safety Razor, declined over the year, reducing gains by $1.9 million. Although the company failed to match Wall Street's elevated expectations, Southeastern believes that this maker of razors and other bladed instruments as well as bar soaps has a much higher intrinsic worth than its year end price.

The following table provides a detailed accounting of each company's contribution to performance in 1995.

----------------------------------------------------------------------
     LONGLEAF PARTNERS SMALL-CAP FUND
     MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
----------------------------------------------------------------------

The following table delineates the specific dollar contributions of each individual holding to the 18.61% total return for 1995.

                                                                                  PERCENTAGE
                                                                CONTRIBUTION       OF TOTAL
                                                                  IN 1995        CONTRIBUTION
                                                                ------------     ------------
REALIZED GAINS (LOSSES):
  Legg Mason, Inc.............................................  $ 2,100,417            9.9%
  The Pioneer Group, Inc......................................    1,449,546            6.8
  Arden Group, Inc. - Class A.................................    1,221,259            5.7
  National Education Corporation..............................      772,981            3.6
  Meredith Corporation........................................      554,169            2.6
  Duff & Phelps Corporation...................................      547,329            2.6
  Phoenix Duff & Phelps Corporation Convertible Preferred A...     (477,340 )         (2.2)
  All others, net.............................................      501,991            2.3
                                                                ------------        ------
                                                                  6,670,352           31.3
                                                                ------------        ------
INCREASE IN UNREALIZED APPRECIATION (DEPRECIATION):
  FROM SECURITIES HELD AT DECEMBER 31, 1994:
     Meredith Corporation.....................................    3,853,278           18.1
     Alleghany Corporation....................................    1,614,430            7.6
     White River Corporation..................................    1,512,275            7.1
     The Union Corporation....................................    1,425,000            6.7
     Duff & Phelps Credit Rating Co...........................    1,092,579            5.1
     Chartwell Reinsurance Company............................    1,033,801            4.9
     Grey Advertising Inc.....................................    1,029,980            4.8
     Plenum Publishing Corporation............................    1,017,500            4.8
     Cousins Properties Incorporated..........................    1,008,144            4.7
     Delchamps, Inc...........................................      615,000            2.9
     Ralcorp Holdings, Inc....................................      565,762            2.7
     Phoenix Duff & Phelps Corporation........................      563,928            2.6
     VICORP Restaurants, Inc..................................   (2,320,000 )        (10.9)
     All others, net..........................................      128,271            0.6
                                                                ------------        ------
                                                                 13,139,948           61.7
                                                                ------------        ------
  FROM NEW HOLDINGS IN 1995:
     Thomas Industries Inc....................................    1,077,450            5.1
     Markel Corporation.......................................      615,797            2.9
     Franklin Electric Co., Inc...............................      430,374            2.0
     Rhodes, Inc..............................................     (694,709 )         (3.3)
     American Safety Razor Company............................   (1,909,604 )         (9.0)
     All others, net..........................................      953,782            4.5
                                                                ------------        ------
                                                                    473,090            2.2
                                                                ------------        ------
Net realized and unrealized gain on investments...............   20,283,390           95.2
Net investment income.........................................    1,025,608            4.8
                                                                ------------        ------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $21,308,998          100.0%
                                                                ============     ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
LONGLEAF PARTNERS SMALL-CAP FUND

We have audited the accompanying statement of assets and liabilities of Longleaf Partners Small-Cap Fund (a series of Longleaf Partners Funds Trust), including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1995, 1994, 1993, 1992, 1991 and 1990, the two months ended December 31, 1989, and the period from December 28, 1988 (Date of Initial Capitalization) through October 31, 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Longleaf Partners Small-Cap Fund as of December 31, 1995, the results of its operations for the year ended December 31, 1995, the changes in its net assets for the years ended December 31, 1995 and 1994, and the financial highlights for each of the above periods in the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                          /s/ Coopers & Lybrand L.L.P.
                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 12, 1996

---------------------------------------------------------------------
     LONGLEAF PARTNERS SMALL-CAP FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS
     AT DECEMBER 31, 1995
---------------------------------------------------------------------

       SHARES                        COMMON STOCK (96.6%)                             MARKET VALUE
       -------                                                                        ------------
ADVERTISING (3.1%)
        21,020         Grey Advertising Inc. - Class A............................    $ 4,204,000
                                                                                      ------------
BEVERAGES (2.7%)
       195,000     *   Celestial Seasonings, Inc..................................      3,656,250
                                                                                      ------------
BUSINESS SERVICES (9.2%)
       356,200     *   Pinkerton's, Inc...........................................      6,945,900
       300,000     *   The Union Corporation .....................................      5,550,000
                                                                                      ------------
                                                                                       12,495,900
                                                                                      ------------
COMMERCIAL LIGHTING (2.4%)
       139,300         Thomas Industries, Inc.....................................      3,273,550
                                                                                      ------------
CONSUMER NON-CYCLICAL (4.6%)
       197,000         Helene Curtis Industries, Inc. ............................      6,230,125
                                                                                      ------------
FINANCIAL SERVICES (10.9%)
       280,000         Duff & Phelps Credit Rating Co.............................      4,025,000
       280,000         Lexington Global Asset Managers, Inc. .....................      1,338,764
       245,000     *   White River Corporation....................................      9,432,500
                                                                                      ------------
                                                                                       14,796,264
                                                                                      ------------
FOOD (6.8%)
       146,700         GoodMark Foods, Inc........................................      2,603,925
       277,000     *   Ralcorp Holdings, Inc. ....................................      6,717,250
                                                                                      ------------
                                                                                        9,321,175
                                                                                      ------------
FURNITURE (4.1%)
       574,600     *   Rhodes, Inc. ..............................................      5,602,350
                                                                                      ------------
INDUSTRIAL EQUIPMENT (1.9%)
       507,600     *   Baldwin Technology Company, Inc. - Class A.................      2,569,725
                                                                                      ------------
INVESTMENT MANAGEMENT COMPANIES (6.5%)
       505,000         Phoenix Duff & Phelps Corporation..........................      3,471,875
       140,700         United Asset Management Corporation........................      5,399,363
                                                                                      ------------
                                                                                        8,871,238
                                                                                      ------------
MANUFACTURING (14.2%)
       405,148         Armor All Products Corporation.............................      7,343,307
       800,000     *   American Safety Razor Company..............................      6,300,000
       172,300         Franklin Electric Co., Inc.................................      5,685,900
                                                                                      ------------
                                                                                       19,329,207
                                                                                      ------------

                       See Notes to Financial Statements.

---------------------------------------------------------------------
     LONGLEAF PARTNERS SMALL-CAP FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS
     AT DECEMBER 31, 1995
---------------------------------------------------------------------

       SHARES                                                                         MARKET VALUE
       -------                                                                        ------------
MISCELLANEOUS (2.6%)
       104,152         Seafield Capital Corporation...............................    $ 3,541,168
                                                                                      ------------
PROPERTY & CASUALTY INSURANCE (9.1%)
        34,000     *   Alleghany Corporation......................................      6,732,000
       158,368         Chartwell Reinsurance Company..............................      3,484,096
        28,200     *   Markel Corporation.........................................      2,129,100
                                                                                      ------------
                                                                                       12,345,196
                                                                                      ------------
PUBLISHING (7.5%)
       140,000         Meredith Corporation.......................................      5,862,500
       110,000         Plenum Publishing Corporation..............................      4,290,000
                                                                                      ------------
                                                                                       10,152,500
                                                                                      ------------
REAL ESTATE (5.7%)
       385,000         Cousins Properties Incorporated............................      7,796,250
                                                                                      ------------
RESTAURANTS (2.1%)
       290,000     *   VICORP Restaurants, Inc....................................      2,827,500
                                                                                      ------------
RETAIL FOOD (3.2%)
       200,000     *   Craig Corporation..........................................      1,975,000
       120,000         Delchamps, Inc.............................................      2,445,000
                                                                                      ------------
                                                                                        4,420,000
                                                                                      ------------
          TOTAL COMMON STOCKS (COST $113,827,112).................................    131,432,398
                                                                                      ------------
SHORT TERM OBLIGATIONS (3.3%)
          Repurchase Agreement with State Street Bank and Trust Company, dated
            12-29-95, due 1-2-96 at 5.00%, collateralized by $4,573,562 U.S.
           Treasury Bond due 11-15-16 (Repurchase proceeds-$4,483,489) (Cost
           $4,481,000)............................................................      4,481,000
                                                                                      ------------
TOTAL INVESTMENTS (COST $118,308,112)* *...................................   99.9%   135,913,398
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................    0.1         63,398
                                                                             -----    ------------
NET ASSETS.................................................................  100.0%   $135,976,796
                                                                             =====    =============
NET ASSET VALUE PER SHARE (OFFERING AND REDEMPTION PRICE PER SHARE) BASED ON
  9,406,766 SHARES OUTSTANDING AT DECEMBER 31, 1995...............................         $14.46
                                                                                           ======

*   Non-income producing security
* * Also represents aggregate cost for Federal income tax purposes

                       See Notes to Financial Statements.

---------------------------------------------------------------------
     LONGLEAF PARTNERS SMALL-CAP FUND
     STATEMENT OF ASSETS AND LIABILITIES
     AT DECEMBER 31, 1995
---------------------------------------------------------------------

ASSETS:
Investments:
  Securities, at market value (cost $113,827,112) (Note 1 and Note 7).........  $131,432,398
  Repurchase agreement (Note 6)...............................................     4,481,000
                                                                                ------------
          TOTAL INVESTMENTS                                                      135,913,398
Cash..........................................................................           413
Receivables:
  Dividends and interest......................................................       154,108
  Securities sold.............................................................        51,021
Prepaid assets................................................................         9,322
Insurance reserve premium.....................................................         7,274
                                                                                ------------
          TOTAL ASSETS                                                           136,135,536
                                                                                ------------
LIABILITIES:
Payable for:
  Investment Counsel fee (Note 2).............................................       115,003
  Administration fees (Note 3)................................................        11,500
Other accrued expenses........................................................        32,237
                                                                                ------------
          TOTAL LIABILITIES                                                          158,740
                                                                                ------------
          NET ASSETS                                                            $135,976,796
                                                                                ============
Composition of net assets:
  Paid-in capital (unlimited number of shares authorized,
     9,406,766 shares outstanding)............................................  $118,343,383
  Undistributed net investment income.........................................        11,988
  Accumulated net realized gain...............................................        16,139
  Unrealized appreciation of investments (Note 7).............................    17,605,286
                                                                                ------------
          NET ASSETS                                                            $135,976,796
                                                                                ============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE) PER SHARE
  ($135,976,796 DIVIDED BY 9,406,766 SHARES)..................................        $14.46
                                                                                     =======


                       See Notes to Financial Statements.

---------------------------------------------------------------------
     LONGLEAF PARTNERS SMALL-CAP FUND
     STATEMENT OF OPERATIONS
     FOR THE YEAR ENDED DECEMBER 31, 1995
---------------------------------------------------------------------

INVESTMENT INCOME:
INCOME:
  Dividends....................................................................  $ 2,374,944
  Interest.....................................................................      232,609
                                                                                 -----------
                                                                                   2,607,553
                                                                                 -----------
EXPENSES:
  Investment Counsel fee (Note 2)..............................................    1,217,369
  Administration fees (Note 3).................................................      121,737
  Reimbursable administration expenses (Note 3)................................       56,425
  Transfer Agent fees..........................................................       24,492
  Registration and filing fees.................................................       43,124
  Custodian fee................................................................       20,602
  Printing.....................................................................       17,532
  Trustees' fees...............................................................       30,000
  Professional fees............................................................       14,601
  Supplies and postage.........................................................       11,452
  Insurance expense............................................................        8,162
  Miscellaneous................................................................       16,449
                                                                                 -----------
                                                                                   1,581,945
                                                                                 -----------
          Net investment income................................................    1,025,608
                                                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from securities transactions, net:
     Proceeds from sales.......................................................   38,801,106
     Cost of securities sold...................................................   28,787,601
                                                                                 -----------
          Net realized gain....................................................   10,013,505
  Increase in unrealized appreciation for the period, net......................   10,269,885
                                                                                 -----------
          Net realized and unrealized gain on investments......................   20,283,390
                                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................  $21,308,998
                                                                                 ===========

                       See Notes to Financial Statements.

---------------------------------------------------------------------
     LONGLEAF PARTNERS SMALL-CAP FUND
     STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,
                                                                --------------------------------
                                                                      1995              1994
                                                                ----------------     -----------
OPERATIONS:
  Net investment income (loss)................................    $  1,025,608       $  (203,479)
  Net realized gain on investments............................      10,013,505         4,900,252
  Net unrealized appreciation (depreciation) for the period...      10,269,885        (1,620,399)
                                                                ----------------     -----------
     Net increase in net assets resulting from operations.....      21,308,998         3,076,374
                                                                ----------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments ($1.166 and $.70 per
     share)...................................................     (10,015,944)       (4,881,743)
  From net investment income ($0.118 per share)...............      (1,013,621)
                                                                ----------------     -----------
     Net decrease in net assets resulting from
       distributions..........................................     (11,029,565)       (4,881,743)
                                                                ----------------     -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares............................      54,528,065        29,622,251
  Net asset value of shares issued to shareholders for
     reinvestment of shareholder distributions................      10,605,812         4,769,625
  Cost of shares reacquired...................................     (39,045,822)      (18,063,961)
                                                                ----------------     -----------
     Net increase in net assets from fund share
       transactions...........................................      26,088,055        16,327,915
                                                                ----------------     -----------
     Total increase in net assets.............................      36,367,488        14,522,546
NET ASSETS:
  Beginning of year...........................................      99,609,308        85,086,762
                                                                ----------------     -----------
  End of year (including undistributed net investment income
     of $11,988 in 1995)......................................    $135,976,796       $99,609,308
                                                                ==============       ===========

                       See Notes to Financial Statements.

---------------------------------------------------------------------
     LONGLEAF PARTNERS SMALL-CAP FUND
     NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------------

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Longleaf Partners Small-Cap Fund (the "Fund") is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was formed on December 21, 1988, and on December 28, 1988 the initial capitalization of $1,500,000 was provided by two principals of Southeastern Asset Management, Inc., the Investment Counsel, who received 150,000 shares of beneficial interest in return. The Fund commenced its public offering of shares on February 21, 1989.

The following is a summary of significant accounting policies:

  (a) Valuation of Securities and Repurchase Agreements:

     (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices.

     (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the midpoint between the closing bid and ask prices. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market.

     (3) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (b) Accounting for Investments:

      The Fund follows industry practice and records security transactions on the day following the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

  (c) Federal Income Taxes:

      The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. In addition, the Fund intends to make any required distributions to avoid the application of a 4% nondeductible excise tax.

  (d) Distributions to Shareholders:

      Dividends and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Fund and receives annual compensation from the Fund, computed daily and paid monthly, in accordance with the following schedule:

          First $400 million of average daily net assets.....................  1.00%
          In excess of $400 million..........................................   .75%

The Investment Counsel has agreed to reduce its fees on a pro rata basis for services rendered to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reduction was necessary for the current period.

NOTE 3. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Fund, including, among other things, the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the Fund's portfolio and calculation of daily net asset value per share. The Fund pays a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Fund to Southeastern consist of a portion of both the computer support charges for computer programs used in processing transactions for the Fund and its shareholders and of the salary of the Fund's Treasurer calculated in accordance with Trustee review and approval.

NOTE 4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                              SHARES        AMOUNT
                                                            ----------    -----------
          Shares sold.....................................   3,818,992    $54,528,065
          Reinvestment of shareholder distribution........     734,983     10,605,812
          Shares redeemed.................................  (2,650,508)   (39,045,822)
                                                            ----------    -----------
                                                             1,903,467    $26,088,055
                                                            ==========    ===========

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of securities for the period (excluding short term obligations) aggregated $52,886,854 and $38,801,106, respectively. Total brokerage commissions paid by the Fund during the period were $236,927.

NOTE 6. INVESTMENTS IN SHORT TERM OBLIGATIONS

As excess funds are available, the Fund makes certain short term investments in cash equivalents, including repurchase agreements. The Fund's Custodian Bank sells U.S. Government Securities to the Fund under an agreement to repurchase these securities from the Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a week-end. The Fund, through its custodian, receives delivery of the underlying U.S. Government securities, the market value of which is required to be at least equal to the repurchase price. A repurchase agreement of $4,481,000 is included in the statement of assets and liabilities at December 31, 1995.

NOTE 7. UNREALIZED APPRECIATION

Net unrealized appreciation consists of the following:

          Unrealized appreciation.....................................  $25,090,676
          Unrealized depreciation.....................................   (7,485,390)
                                                                        -----------
                                                                        $17,605,286
                                                                        ===========

NOTE 8. RELATED PARTY SHAREHOLDERS

At December 31, 1995, Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern and of the Fund, owned 1,152,101 shares of the Fund, constituting 12.3% of the outstanding shares; Mr. W. Reid Sanders, a director and Executive Vice President of Southeastern and a member of the Board of Trustees and President of the Fund, owned 315,135 shares of the Fund, constituting 3.4% of the outstanding shares. Officers and employees of Southeastern and their families, Fund trustees and the Southeastern retirement plan owned an additional 496,623 shares, constituting 5.3% of the outstanding shares.

NOTE 9. OTHER PORTFOLIO INFORMATION

At December 31, 1995, the Fund's holdings consisted of at least five percent of the outstanding class of common stock of the following companies: American Safety Razor Company -- 7.0%, Duff & Phelps Credit Rating Co. -- 5.1%, Lexington Global Asset Managers, Inc. -- 5.1%, Rhodes, Inc. -- 6.2%, The Union
Corporation -- 5.4%, and White River Corporation -- 5.0%.

------------------------------------------------------------------------
     LONGLEAF PARTNERS SMALL-CAP FUND
     FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

The following condensed financial information, including total returns, has been audited by Coopers & Lybrand L.L.P. independent public accountants. The audit report on the 1995 financial statements issued by Coopers & Lybrand L.L.P. appears in this report and should be read in conjunction with this condensed financial information. The presentation is for a share outstanding throughout each period.

                                                    NET GAINS
                                                       OR
                             NET                   (LOSSES) ON                             DISTRI-                 NET
                            ASSET        NET       SECURITIES      TOTAL      DIVIDENDS    BUTIONS                ASSET
                            VALUE     INVESTMENT    REALIZED        FROM       FROM NET      FROM      TOTAL      VALUE
                          BEGINNING     INCOME         AND       INVESTMENT   INVESTMENT   CAPITAL    DISTRI-    END OF     TOTAL
                          OF PERIOD     (LOSS)     UNREALIZED    OPERATIONS     INCOME      GAINS     BUTIONS    PERIOD     RETURN
                          ---------   ----------   -----------   ----------   ----------   --------   --------   -------   --------
Year ended
 December 31,
   1995..................  $ 13.28      $  .12       $  2.35       $ 2.47       $ (.12)    $  (1.17)  $  (1.29)  $ 14.46      18.61%
   1994..................    13.49        (.03)          .52          .49            -         (.70)      (.70)    13.28       3.64%
   1993..................    11.40        (.06)         2.32         2.26            -         (.17)      (.17)    13.49      19.83%
   1992..................    10.67        (.01)          .74          .73            -            -          -     11.40       6.87%
   1991..................     8.50         .06          2.17         2.23         (.06)           -       (.06)    10.67      26.31%
   1990..................    12.87         .40         (4.18)       (3.78)        (.36)        (.23)      (.59)     8.50    (30.05)%
Two months ended December
 31,
 1989....................    13.02         .04           .22          .26         (.05)        (.36)      (.41)    12.87    2.10%(1)
December 28, 1988 (Date
 of Initial
 Capitalization) through
 October 31, 1989........    10.00         .17          2.94         3.11         (.09)           -       (.09)    13.02   31.13%(1)


                                         RATIO OF
                                         EXPENSES    RATIO OF
                           NET ASSETS       TO      NET INCOME
                             END OF      AVERAGE     (LOSS) TO    PORTFOLIO
                             PERIOD        NET        AVERAGE     TURNOVER
                           (THOUSANDS)    ASSETS    NET ASSETS      RATE
                           -----------   --------   -----------   ---------
                          <
Year ended
 December 31,
   1995..................  $  135,977       1.30%         .84%       32.95%
   1994..................      99,609       1.38%        (.22)%      19.79%
   1993..................      85,087       1.45%        (.45)%      14.37%
   1992..................      62,181       1.45%        (.03)%      25.80%
   1991..................      60,354       1.43%         .60%       65.18%
   1990..................      47,894       1.43%        3.48%       14.93%
Two months ended December
 31,
 1989....................      52,176       1.47%*       1.60%*       3.96%
December 28, 1988 (Date
 of Initial
 Capitalization) through
 October 31, 1989........      43,860       1.50%*(2)    1.63%*      20.47%

  * Annualized
(1) Aggregate; not annualized.
(2) Before expense limitation fee waiver, this ratio was 1.59%.

                               PORTFOLIO CHANGES
                                  (UNAUDITED)
                   JANUARY 1, 1995 THROUGH DECEMBER 31, 1995

      NEW HOLDINGS                                     ELIMINATIONS
American Safety Razor Company               Applied Power Inc.
Armor All Products Corporation              Cowles Media Company
Celestial Seasonings, Inc.                  C-TEC Corporation
Chartwell Reinsurance Company               Foodarama Supermarkets, Inc.
Franklin Electric Co., Inc.                 National Education Corporation
GoodMark Foods, Inc.                        Piedmont Management Company Inc.
Lexington Global Asset Managers, Inc.       The Pioneer Group, Inc.
Markel Corporation
Rhodes, Inc.
Thomas Industries Inc.
United Asset Management Corporation

                             FIVE LARGEST HOLDINGS
                   (REPRESENTS 28% OF NET ASSETS AT 12/31/95)

WHITE RIVER CORPORATION (WHRC)                                              6.9%
A service company with holdings in several investments. It's primary operating business provides vehicle valuation and collision estimating services and software for insurance and auto repair firms.

COUSINS PROPERTIES INCORPORATED (CUZ)                                       5.7%
A self advised, equity real estate investment trust concentrating in commercial buildings primarily in Atlanta and the Southeast. The company also has valuable non-income producing real estate holdings.

ARMOR ALL PRODUCTS CORPORATION (ARMR)                                       5.4%
The leading U.S. supplier of automotive appearance chemical products such as plastic and rubber protectants, waxes and car wash products. Brand names include Armor All, Rain Dance and Rally.

PINKERTON'S, INC. (PKTN)                                                    5.1%
One of the largest U.S. based security guard and investigative firms with both domestic and international offices.

ALLEGHANY CORPORATION (Y)                                                   4.9%
Owner of the world's largest title insurance organization. Also owns Celite Corporation, a worldwide filtration and industrial minerals business, and is the largest shareholder of Burlington Northern SantaFe railroad.

                        PUBLISHED DAILY PRICE QUOTATIONS

The daily net asset values per share of each series of Longleaf Partners Funds Trust are reported in the Mutual Fund Quotations tables of major newspapers in alphabetical sequence under the following symbols:

                     Longleaf Partners Fund -- "LonglfPF"
                Longleaf Partners Small-Cap Fund -- "LonglfSC"

---------------------------------------------

TRUSTEES

O. MASON HAWKINS, CFA --
  Chairman, Southeastern Asset
  Management, Inc.
  Memphis, Tennessee

CHADWICK H. CARPENTER, JR. --
  Senior Executive Officer, Progress
  Software Corporation
  Bedford, Massachusetts

JOHN R. McCARROLL, JR. --
  Chairman, McCarroll Newman LLC
  Memphis, Tennessee

STEVEN N. MELNYK --
  Chairman of the Executive
  Committee and President,
  Riverside Golf Group, Inc.
  Jacksonville, Florida

C. BARHAM RAY -- Chairman of the
  Board and Secretary, SSM Corp.
  Memphis, Tennessee

W. REID SANDERS -- Executive
  Vice President, Southeastern
  Asset Management, Inc.
  Memphis, Tennessee
---------------------------------------------

This report is submitted for the general informa-tion of shareholders of the Fund. For more detailed information about the Fund, its management, fees, expenses and other pertinent information, please see the prospectus.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

               LONGLEAF
               PARTNERS
               FUNDS

MANAGED BY:
SOUTHEASTERN ASSET
MANAGEMENT, INC.
6075 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
(901) 761-2474
(800) 488-4191

              ----------------------------------------------------
              ----------------------------------------------------

                                     ANNUAL
                                     REPORT
                               December 31, 1995

                               LONGLEAF PARTNERS
                                 SMALL-CAP FUND

              ----------------------------------------------------
              ----------------------------------------------------

                                  MANAGED BY:
                               SOUTHEASTERN ASSET
                                MANAGEMENT, INC.